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                          21st CENTURY HOLDING COMPANY


                  3661 West Oakland Park Boulevard, Suite 300
                           Lauderdale Lakes, FL 33313

                  2001 FRANCHISE PROGRAM STOCK OPTION AGREEMENT

      THIS AGREEMENT CERTIFIES THAT, for value received, and for his service _______________________ ("Optionee") is entitled to purchase from 21st Century Holding Company, a Florida corporation, ("21st Century"), ________ Thousand (_,000) shares of 21st Century's common stock (treasury stock), $.01 par value per share (the "Common Stock"), at the price of $______ per share (the "Exercise Price"), subject to the terms and conditions of this Agreement and 21st Century's 2001 Franchise Program Stock Option Plan (the "Plan").

1. Grant Under 2001 Franchise Stock Option Plan. This option is granted pursuant to and is governed by the Plan and, unless the context otherwise requires, terms used herein shall have the same meaning as in the Plan. Determinations made in connection with this option pursuant to the Plan shall be governed by the Plan as it exists on this date. In the event of any inconsistency between this Agreement and the Plan, or if any issue is not addressed by this Agreement, the provisions of the Plan shall govern.

2. Grant not Incentive Stock Option; Other Options. This option is not intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). This option is in addition to any other options heretofore or hereafter granted to the Optionee by 21st Century.

3. Vesting. The options granted under this Agreement shall be 100% vested upon date the options are granted. The options may be exercised up to the date which is two (2) years from the date the options are granted.

4. Payment of Price. The option price is payable (i) in cash or (ii) by certified check or bank cashier's check payable to the order of 21st Century in the amount of such purchase price.

5. Agreement to Purchase for Investment. By acceptance of this option, the Optionee agrees that a purchase of shares under this option will be made with investment intent and not with a view to their distribution, as that term is used in the Securities Act of 1933, as amended (the "Act"), unless in the opinion of counsel to 21st Century such distribution is in compliance with or exempt from the registration and prospectus requirements of the Act, or a registration statement is in effect pursuant to the Act with respect to the shares, and the Optionee agrees to sign a certificate to such effect at the time of exercising this option and agrees that the certificate for the shares so purchased may be inscribed with a legend to ensure compliance with the Act.


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6. Method of  Exercising  Option.  Subject to the terms and  conditions  of this
Agreement, this option may be exercised by written notice to the Committee, at the principal executive offices of 21st Century, or to such transfer agent as 21st Century shall designate. Such notice shall state the election to exercise an option and the number of shares in respect of which it is being exercised and shall be signed by the person or persons so exercising this option. Such notice shall be accompanied by payment of the full purchase price of such shares, and 21st Century shall deliver a certificate or certificates representing such shares as soon as practicable after such payment is received. The certificate or certificates for the shares as to which this option shall have been so exercised shall be registered in the name of the person or persons so exercising this option (or, if this option shall be exercised by the Optionee and if the Optionee shall so request in the notice exercising this option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person or persons exercising this option. In the event this option shall be exercised by any person or persons other than the Optionee (if in compliance with the Plan), such notice shall be accompanied by appropriate proof of the right of such person or persons to exercise this option. All shares that shall be purchased upon the exercise of this option as provided herein shall be fully paid and non-assessable.

7. No Obligation to Exercise Option. The grant and acceptance of this option imposes no obligation on the Optionee to exercise the option.

8. Capital Changes and Business Successions. The Plan contains provisions covering the treatment of options in a number of contingencies, such as stock splits and mergers. Provisions in the Plan for adjustment with respect to stock subject to options and the related provisions with respect to successors to the business of 21st Century are hereby made applicable hereunder and are incorporated herein by reference.

9. Termination of Optionee as Franchisee. In the event that the Optionee's franchise relationship with 21st Century and/or its subsidiaries is terminated for any reason, all unvested and/or unexercised options shall immediately terminate.

10. Reservation of Common Stock. 21st Century will at all times reserve and keep available for issuance upon the exercise of this Agreement such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full hereof, and upon such issuance such shares of Common Stock will be validly issued, fully paid, and nonassessable.

11. No Shareholder Rights or Obligation. This Agreement will not entitle the Optionee (or subsequent holder of this Agreement) hereof to any voting rights or other rights as a shareholder of 21st Century. No provision of this Agreement will give rise to any obligation of the Optionee for the Exercise Price of Common Stock acquirable by exercise hereof or as a shareholder of 21st Century.


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12.  Additional  Provisions.  On an annual basis,  the  Committee  shall meet to discuss any special factors affecting Optionee's franchise relationship with 21st Century. In the event that the Committee and the Optionee agree that an additional condition or provision be added to the option, then such addition shall be added to the option by addendum signed by both the Optionee and 21st Century and attached hereto. The addendum shall become an integral part of this Agreement.

13. Amendments. Except as expressly contemplated by the Plan, the provisions of this Agreement may not be amended, supplemented, waived or changed orally, but only by a writing signed by the party as to whom enforcement of any such amendment, supplement, waiver or modification is sought and making specific reference to this Agreement.

14. Assignments. Except as otherwise provided herein, the Optionee shall not assign his or her rights and/or obligations hereunder without the prior written consent of 21st Century.

15. Further Assurances. The parties hereby agree from time to time to execute and deliver such further and other transfers, assignments and documents and do all matters and things which may be convenient or necessary to more effectively and completely carry out the intentions of this Agreement.

16. Binding Effect. All of the terms and provisions of this Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective administrators, executors, legal representatives, heirs, successors and permitted assigns, whether so expressed or not.

17. Notices. All notices, requests, consents and other communications required or permitted under this Agreement shall be in writing (including electronic transmission) and shall be (as elected by the person giving such notice) hand delivered by messenger or courier service, electronically transmitted, or mailed (airmail if international) by registered or certified mail (postage prepaid), return receipt requested, addressed to:

If to the Optionee:

         -------------------------------

         -------------------------------

         -------------------------------


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If to 21st Century:

         21st Century Holding Company
         3661 West Oakland Park Boulevard, Suite 300
         Lauderdale Lakes, FL 33313

or to such other address as any party may designate by notice complying with the terms of this Section. Each such notice shall be deemed delivered (a) on the date delivered if by personal delivery; (b) on the date of transmission with confirmed answer back if by electronic transmission; and (c) on the date upon which the return receipt is signed or delivery is refused or the notice is designated by the postal authorities as not deliverable, as the case may be, if mailed.

18. Survival. All covenants, agreements, representations and warranties made herein or otherwise made in writing by any party pursuant hereto shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

19. Jurisdiction and Venue. The parties acknowledge that a substantial portion of the negotiations, anticipated performance and execution of this Agreement occurred or shall occur in Broward County, Florida. Any civil action or legal proceeding arising out of or relating to this Agreement shall be brought in the courts of record of the State of Florida in Broward County or the United States District Court, Southern District of Florida. Each party consents to the jurisdiction of such court in any such civil action or legal proceeding and waives any objection to the laying of venue of any such civil action or legal proceeding in such court. Service of any court paper may be effected on such party by mail, as provided in this Agreement, or in such other manner as may be provided under applicable laws, rules of procedure or local rules.

20. Enforcement Costs. If any civil action, arbitration or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default or misrepresentation in connection with any provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees, sales and use taxes, court costs and all expenses even if not taxable as court costs (including, without limitation, all such fees, taxes, costs and expenses incident to arbitration, appellate, bankruptcy and post-judgment proceedings), incurred in that civil action, arbitration or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorney's fees shall include, without limitation, paralegal fees, investigative fees, administrative costs, sales and use taxes and all other charges billed by the attorney to the prevailing party.

21. Governing Law. This Agreement and all transactions contemplated by this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, without regard to principles of conflicts of laws.


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22.  Provision of  Documentation  to Optionee.  By signing this  Agreement,  the
Optionee acknowledges receipt of a copy of this Agreement and a copy of 21st Century's 2001 Franchise Stock Option Plan.

23. Entire Agreement. This Agreement and the Plan represent the entire understanding and agreement between the parties with respect to the subject matter hereof, and supersedes all other negotiations, understandings and representations (if any) made by and between such parties.

      IN WITNESS WHEREOF, 21st Century and the Optionee have caused this instrument to be duly executed.


Date of Grant:
Date of Agreement:

                                       21st Century Holding Company


                                       By:
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Optionee Signature
                                       TITLE: PRESIDENT
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Print Name of Optionee

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Street Address

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City                State     Zip Code

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